GREAT-WEST FUNDS, INC.

Great-West S&P 500® Index Fund

Institutional Class Ticker: MXKWX

Investor Class (formerly Initial Class) Ticker: MXVIX

Class L Ticker: MXVJX

(the “Fund”)

Supplement dated August 1, 2017 to the Prospectus and Summary Prospectus for the

Fund, each dated May 1, 2017, and the Statement of Additional Information

for Great-West Funds, Inc., dated May 1, 2017 (“SAI”)

Effective August 1, 2017 (the “Effective Date”) the management fees and expense limit of the Fund have been reduced as follows:

	Management Fees and Expense Limit Prior to the Effective Date	Management Fees and Expense Limit as of the Effective Date
Management Fees	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion	0.21% of the average daily net assets on assets up to $1 billion, 0.16% of the average daily net assets on assets over $1 billion, and 0.11% of the average daily net assets on assets over $2 billion
Expense Limit	0.25% of the average daily net assets	0.23% of the average daily net assets

As of the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

Under the “Fees and Expenses of the Fund” section of the Prospectus and Summary Prospectus, the “Annual Fund Operating Expenses” table is hereby deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class	Class L
Management Fees	0.18%	0.18%	0.18%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.01%	0.36%	0.38%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses[2]	0.01%	0.01%	0.03%
Total Annual Fund Operating Expenses	0.19%	0.54%	0.81%

[1] The management fees of the Fund have been restated to reflect the current management fees.
[2] “Other Expenses” are based on estimated amounts for the current fiscal year.

Under the “Example” section of the Prospectus and Summary Prospectus, the table is hereby deleted in its entirety and replaced with the following table:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$19	$61	$107	$243
Investor Class	$55	$173	$302	$677
Class L	$83	$259	$450	$1,002

Under the “Advisory Fees” header in the Management and Organization section of the Prospectus, the first paragraph is hereby deleted in its entirety and replaced with the following:

“For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.21% of the Fund’s average daily net assets up to $1 billion, 0.16% of the Fund’s average daily net assets over $1 billion and 0.11% of the Fund’s average daily net assets over $2 billion. For the period ended December 31, 2016, the Fund paid GWCM a fee of 0.25% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in such agreement. The Fund pays certain other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.23% of the Fund’s average daily net assets attributable to each Class, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The expense limitation agreement’s current term ends on April 30, 2018 and automatically renews for successive one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the then current term or upon termination of the investment advisory agreement. Under the expense limitation agreement, GWCM, subject to Board approval, may recoup any waivers and reimbursements in future periods (not exceeding three years following the particular waiver/reimbursement), provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the then current Expense Limit.”

Under the “Expense Reimbursement Relating to Certain Funds” header in the Investment Advisory Services section of the SAI, the expense limit for the Great-West S&P 500® Index Fund is hereby deleted and replaced with “0.23% of the average daily net assets”.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated May 1, 2017 and the current Statement of Additional Information for Great-West Funds, Inc.,

dated May 1, 2017.

Please keep this Supplement for future reference.

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